                   VANGUARD CONVERTIBLE SECURITIES FUND, INC.
                             PROSPECTUS SUPPLEMENT
                                FEBRUARY 2, 1996

The Board of Directors of Vanguard Convertible Securities Fund, Inc. (the "Fund") has approved a revised investment advisory agreement with Desai Capital Management, Inc. ("DCMI"), the Fund's investment adviser. The new agreement involves a reduction in the annual rate of advisory fees to be paid to DCMI.

     Under the terms of the new agreement, the Fund will pay DCMI a basic advisory fee at the end of each fiscal quarter. The fee will be calculated by applying the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

          NET ASSETS               ANNUAL BASIC FEE RATE
          ----------               ---------------------

          First $50 million                0.40%
          Next $50 million                 0.35
          Next $100 million                0.30
          Over $200 million                0.25

     This revised investment advisory agreement replaces the Fund's existing agreement with the adviser dated March 1, 1988, and will go into effect on or about March 1, 1996. Until this date, the adviser has agreed to waive its advisory fees to the extent necessary to abide by the new fee schedule.
                                                                            PSCV